MARKETABLE SECURITIES (Schedule of amortized cost and fair value of available-for-sale marketable securities) (Details) - USD ($) $ in Thousands	Jun. 30, 2024	Dec. 31, 2023
Amortized cost
Due within one year	$ 528,669	$ 285,012
Due between one and four years	32,498	327,687
Amortized cost	561,167	612,699
Fair value
Due within one year	528,086	283,016
Due between one and four years	30,871	324,548
Fair value	$ 558,957	$ 607,564